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                              EMPLOYMENT AGREEMENT



       THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into effective as of the 1st day of October, 2001 (the "Effective Date"), by and among Hoover's, Inc., a Delaware corporation (the "Company") and Russell Secker, a citizen of the United Kingdom (the "Executive"), and the parties agree as follows:

       1.       RECITALS.

                (a) Executive was previously employed by the Company's Hoover's Online Europe Limited subsidiary ("Hoover's Europe") as Director of Operations and Finance, pursuant to an Employment Agreement dated July 3, 2000 between Executive and Hoover's Europe (the "Hoover's Europe Employment Agreement").

                (b) Following the pending closure of the Company's Hoover's Europe subsidiary, Executive has agreed to the termination of the Hoover's Europe Employment Agreement. Company desires to retain Executive as its Senior Vice President, Product Management, and Executive desires to accept such appointment, in accordance with the terms of this Agreement; and,

                (c) Each of the Company and Executive acknowledges that each has given and received, good, valuable, present and sufficient consideration to support each of the obligations of the parties under this Agreement.

       2.       RELATIONSHIP.

                The Company hereby employs Executive to serve as the Senior Vice President, Product Management of the Company, and Executive hereby agrees to such employment, upon the terms and conditions set forth below.









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       3.       SERVICES.  During the time of his employment under this
                Agreement:

                (a) Executive shall serve as Senior Vice President, Product Management of the Company, and shall perform such executive duties and responsibilities commonly incident to such office as may be prescribed from time to time by the Company's Chief Executive Officer and President; and,

                (b) Executive shall devote his full time, attention and energy to the business of the Company; and

                (c) Executive will relocate from London, England to Austin, Texas in order to perform his duties hereunder. Subject to reasonable travel requirements, the majority of the services to be provided by Executive to the Company shall be provided at its offices in Austin, Texas, and Executive shall be required to maintain his primary residence within the Austin area during the Term hereof (as defined below), provided that the parties have agreed to a schedule for travel between Austin, Texas and London, England as set forth on EXHIBIT A.

       4.       TERM.

                The term of this Agreement (the "Term") shall commence on the Effective Date and shall continue until terminated in accordance with Section 7 of this Agreement.

       5.       COMPENSATION AND BENEFITS.

                During the Term of Executive's employment under this Agreement:

                (a) subject to the adjustments provided for below, the Company shall pay to Executive a salary at the annual rate of One Hundred Eighty Thousand and No/100 Dollars ($180,000.00), which salary shall be paid in installments on the Company's customary pay dates and shall be subject to all applicable withholding required by state or federal law; provided, that (i) Executive's salary shall be subject to review and adjustment during the term of this Agreement in the discretion of the Board, but shall not be reduced prior to June 30, 2002, and (ii) the Board will review Executive's compensation at least once annually following completion of the Company's fiscal year (currently March


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                         31), such review to occur no later than one hundred
                         twenty (120) days following the completion of the fiscal year; and

                (b) the Company shall provide to Executive, at the expense of the Company, such benefits as the Board or the Compensation Committee of the Board, if any, in its sole discretion, from time to time, determines to provide, which shall be the same benefits, including health insurance, 401(k) and disability insurance, and subject to the same terms and conditions (including without limitation eligibility requirements) as received by other senior executives of the Company; and

                (c) Executive shall be eligible to receive a bonus for the Company's fiscal year ending March 31, 2002 based on the attainment of financial, operational and strategic goals as set forth on EXHIBIT B attached hereto. Executive may be eligible for such other incentive compensation and bonuses in any calendar year as the Board or the Compensation Committee of the Board, if any, from time to time, determines to provide in its sole discretion; and

                (d) Executive shall receive up to fifteen (15) days of vacation per calendar year, which shall accrue and accumulate in accordance with the Company's vacation policies.

                (e) Executive will receive reimbursements for his reasonable living expenses incurred in connection with performance of his duties in Austin, Texas from October 1, 2001 through July 31, 2001, not to exceed a total of $5,000 per month. In addition, Executive will receive a loan of $85,000 payable as of July 31, 2002 (the "Loan"), provided that one-twelfth (1/12) the total of such loan shall be forgiven on the last day of each month following, for so long as Executive continues to serve as a full-time employee of Hoover's, Inc. Such Loan will not bear interest and the remaining balance due on such loan shall be repayable in full upon demand by Hoover's, Inc. upon Executive's resignation as an employee of Hoover's, Inc., or Executive's termination for Cause by Hoover's, Inc.

       6.       CONFIDENTIAL AND PROPRIETARY INFORMATION.



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                In consideration of Executive's employment by the Company, the
Company's promise to disclose to Executive its confidential and Proprietary Information (as defined below), the compensation now and hereafter paid to Executive, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Executive hereby agrees with the Company as follows:

                (a) Executive recognizes and acknowledges that he may have access to certain Proprietary Information (defined below) of the Company and its affiliates and that such information constitutes valuable, special and unique property of the Company; the Executive will not, during or after the term of his employment, directly or indirectly divulge, disclose, transmit, use, lecture upon, publish, or otherwise communicate or make available any of such Proprietary Information to any person or firm, corporation, association, or other entity for any reason or purpose whatsoever, except as may be required in connection with Executive's work for the Company or if the Company's Board of Directors expressly authorizes such in writing.

                (b) The term "Proprietary Information" shall mean trade secrets, confidential knowledge, data, or any other proprietary information of the Company and each of its subsidiaries or affiliated companies. By way of illustration but not limitation, "Proprietary Information" includes (a) information regarding plans for research, development, new products and services, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customer lists and customers that were learned or discovered by Executive during the term of his employment with the Company; (b) information regarding the skills and compensation of other employees of the Company; and (c) "Inventions," which consist of inventions, discoveries, developments, improvements, trade secrets, processes, formulas, data, lists, software programs and all other works of authorship, mask works, ideas, concepts, know-how, designs, and techniques, relating to the business or proposed business of the Company, whether or not patentable, copyrightable, or registrable under patent, copyright, or similar statutes in the United States or elsewhere, that were discovered, developed, created, conceived, reduced to practice, made, learned, or written by Executive, either alone or jointly with others, in the course of his employment with the Company.



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                (c)      Executive understands, in addition, that the Company
                         may from time to time receive from third parties confidential or proprietary information ("Third Party Information") subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times during the term of Executive's employment and thereafter, Executive will hold Third Party Information in the strictest confidence and will not disclose, discuss, transmit, use, lecture upon, or publish any Third Party Information, except as such disclosure, discussion, transmission, use, or publication may be required in connection with Executive's work for the Company, or unless the Board of Directors of the Company expressly authorizes such in writing.

                (d) Executive acknowledges and agrees that all data, listings, charts, drawings, records, files, drafts, memoranda, devices, documents, specifications and similar items, together with all copies thereof, relating to the business of the Company and its affiliates or their customers, and/or any other material containing or disclosing any Proprietary Information, Inventions, or Third Party Information whether compiled by Executive, furnished to Executive by the Company or its affiliates, or their customers or clients or otherwise made accessible to Executive or coming into his possession, while Executive is in the employ of the Company, and copies of any such items, shall be and remain the sole and exclusive property of the Company or its customers or clients, as the case may be, and none of such items shall be removed from the Company's business premises by Executive without the prior written consent of the Company, except as required in the course of his employment and all of such items shall be promptly returned to the Company by Executive upon the termination of his employment with the Company for whatever reason.

                (e) Executive understands and agrees that he shall not use the proprietary or confidential information of any former employer or any other person or entity in connection with his employment with the Company. During Executive's employment with the Company, Executive will not improperly use or disclose any confidential or proprietary information, if any, of any former employer or any other person or entity to whom Executive has an obligation of confidentiality, and he will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person or entity to whom Executive has an obligation of



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                         confidentiality unless consented to in writing by
                         that former employer, person, or entity.

                (f) Executive acknowledges that any breach by Executive of this Section 6 will result in irreparable harm to the Company with respect to which no adequate remedy at law exists. Accordingly, in addition to any other remedies available to the Company with respect to any actual or threatened breach of this Agreement, Executive consents to the entry of any temporary and permanent injunctive relief.

                (g) The Company's obligations under Section 7(h)(i) of this Agreement (if any) shall cease in the event of Executive's material breach of his obligations under this Section 6.

                (h) Section 6 shall survive the termination of this Agreement, the Term and/or the Executive's employment with the Company.

       7.       TERMINATION.

                (a) The Company shall have the right to terminate the employment of Executive under this Agreement at any time, and without notice, for "Cause" as hereinafter defined. "Cause" for the purpose of this Agreement shall mean any one or more of the following:

                         (i) the breach or violation by Executive of this Agreement or the failure of Executive to perform in any material respect any of his obligations under this Agreement for any reason other than death or disability which failure or breach continues after ten (10) days' written notice and opportunity to cure,

                         (ii)       gross neglect of duties by Executive,

                         (iii) misappropriation of Company assets or willful breach of fiduciary duty as an officer of the Company,

                         (iv)       conviction of Executive of a felony, or


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                         (v)        the willful failure or refusal of Executive
                                    to follow a lawful and ethical direction from the Board.

                (b) The Company shall have the right to terminate the employment of Executive under this Agreement at any time without "Cause" upon the giving to Executive of thirty (30) days written notice of such termination; PROVIDED, HOWEVER, that during any such thirty (30) day notice period, the Company may suspend, with no reduction in pay or benefits, Executive from his duties as set forth herein (including, without limitation, Executive's position as a representative and agent of the Company).

                (c) Executive shall have the right to terminate his employment under this Agreement at any time upon giving to the Company thirty (30) days written notice of such termination; PROVIDED, HOWEVER, that the Company may waive all or a portion of the thirty (30) days' notice and accelerate the effective date of such termination.

                (d) The employment of Executive under this Agreement shall terminate automatically upon the death of Executive.

                (e) For purposes of this Agreement, Disability shall mean that the Executive is unable for a period of ninety
                         (90) consecutive days because of accident, illness or disease to substantially render the services required hereunder. In such event, the Executive's employment hereunder can be terminated upon written notice from the Company to the Executive subject to all applicable law.

                (f) In the event of the termination of the employment of Executive under any of subsections (a), (c), (d) or
                         (e), the Company shall have no liability or obligation to Executive under this Agreement except for

                         (i) unpaid salary compensation and any unused accrued vacation through, and any unpaid reimbursable expenses outstanding as of, the date of termination; and

                         (ii) all benefits, if any, that had accrued to the Executive through the date of termination under the plans and programs described in Section 5 above, or any other applicable plans and programs in which he



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                                    participated as an employee of the Company,
                                    in the manner and in accordance with the terms of such plans and programs.

                  (g) In the event of a termination by Company without Cause on or prior to the Expiration Date, the Executive shall be entitled to the following:

                         (i) as severance compensation, his then applicable salary compensation (payable monthly) for a period of six (6) months from the date of such termination, less all applicable withholdings required by state or federal law (and the Executive shall be under no obligation to mitigate his/her damages or seek other employment) (the "Severance Payments");

                         (ii)       any unpaid reimbursable expenses
                                    outstanding, and any unused accrued
                                    vacation, as of the date of termination;

                         (iii) all benefits, if any, that had accrued to the Executive through the date of termination under the plans and programs described in Section 5 above, or any other applicable benefit plans and programs in which he participated as an employee of the Company, in the manner and in accordance with the terms of such plans and programs.

                         (iv) the remaining balance due under the Loan as of the date of such termination shall be forgiven by the Company.

                         (v) the making of any Severance Payments set forth in Section 7(g)(i) is expressly conditioned upon the Employee signing a general release drafted in a commercially reasonable fashion (the "Release") of the Company, and its respective affiliates, successors and assigns, officers, directors, employees, agents, attorneys and representatives, of any claims (including without limitation any claims of discrimination) relating solely to Executive's employment with the Company, or the termination thereof, and not to any rights that Executive may have as a stockholder. If the Executive breaches the Release, in addition to any other remedies available to it, the Company may cease making any severance payments and providing the other benefits provided for in Section 7(g)(i), without affecting the Company's rights under this Agreement.



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       8.       NONCOMPETITION.

                In consideration of the premises hereof and in further consideration of the Company's promise to disclose to Executive confidential information and Proprietary Information of the Company as set forth in Section 6, and the experience Executive will gain throughout his employment with the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Executive expressly agrees, confirms, represents and covenants for the benefit of the Company, as follows:

                (a) During the Non-Compete Period (as defined below), the Executive shall not engage either directly or indirectly in competition with the Company, or any of its successors or affiliates, within the Applicable Territory (defined below), and in particular, the Executive shall not, as owner, operator, manager, employee, consultant, independent contractor, agent, salesperson, officer, director, shareholder, investor, guarantor, partner or member of a joint venture, or otherwise, directly or indirectly, engage in any manner in the Business (defined below) within the Applicable Territory. For purposes of this Agreement, the term "Applicable Territory" shall mean and include all of the United States of America, Western Europe and Canada and any other country in which the Company is engaged in Business during the term hereof, and the term "Business" shall mean any enterprise whose primary business is selling information about companies, people and industries to other businesses in direct competition with Company, including but not limited to [*], as well as any new entities (including entities that Executive may found), that are actively engaged in the provision of business information to users on a paid, subscription basis; provided that in order to enforce this non-competition restriction as against such an additional entity, the Company shall have given notice to Executive of the inclusion of such additional entity to the restricted employer list at least thirty (30) days prior to the date on which Executive was terminated; provided that if the existence of such new company does not become generally known within the business community until after Executive's termination, the Company shall have thirty (30) days from the earlier of the date on which it became aware of the existence of such entity, or the date on which it should reasonably have become aware of the existence of such entity based on publicly available information, to inform Executive of the application



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                         of this provision to such entity; and any other
                         business engaged in by the Company or any of its subsidiaries or affiliates during the Term other than any business incidental to the operations of the Company or any of its subsidiaries taken together as a whole;

                (b) The "Noncompete Period" shall begin on the Effective Date of this Agreement and shall continue through such period as Executive continues to receive payments under
                         Section 7(g)(i) above;

                (c) During the Non-Compete Period, the Executive shall not contact or solicit or encourage any of the following to discontinue his, her or its relationship with the Company or any subsidiary of the Company: (i) employees, (ii) suppliers, distributors or customers,
                         (iii) former employees whose employment has been terminated for less than six (6) months, or (iv) potential suppliers, distributors or customers Executive had contact with or performed services for during his employment with the Company;

                (d) Notwithstanding anything set forth in this Agreement to the contrary, it shall not be a violation of this Agreement for the Executive to own, in the aggregate, less than two percent (2%) of any publicly traded entity competitive with the Company, if and only if the Executive does not provide services or information to that entity directly or indirectly, and does not act as officer, director, Executive, consultant or contractor, nor receive any economic benefit from such competitive business other than as a result of his ownership interest, and then only to the extent that the other owners receive the same economic benefit;

                (e) The covenants and agreements of the Executive set forth in this Section 8 are ancillary to an otherwise enforceable agreement and supported by independent valuable consideration and are necessary to enforce the confidentiality provisions hereof, and the limitations as to time, geographic area and scope of activity to be restrained are reasonable and acceptable to the Executive and do not impose any greater restraint than is reasonably necessary to protect the goodwill and other business interests of the Company;

                (f) If, at some later date, a court of competent jurisdiction or any arbitrator determines that any of the provisions set forth in this Agreement do not meet the criteria for enforceability under applicable law, the Executive agrees that


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                         this Agreement may be reformed by such court or
                         arbitrator pursuant to, and enforced to the maximum extent permitted by, applicable law;

                (g) The Executive acknowledges that any breach by him of this Agreement will result in irreparable harm to the Company with respect to which no adequate remedy at law shall exist. Accordingly, in addition to any other remedies available to the Company with respect to any actual or threatened breach of this Agreement, the Executive consents to the entry of any temporary and permanent injunctive relief, together with temporary restraining orders ancillary to the same;

                (h) The Company's obligations under Section 7(g)(i) of this Agreement (if any) shall cease in the event of Executive's material breach of his obligations under this Section 8; and

                (i) Section 8 shall survive the termination of this Agreement, the Term and/or the Executive's employment with the Company.

       9.       OPTIONS.

                In addition to the compensation described above, Executive will receive options to purchase 50,000 shares of the Company's common stock at an exercise price equal to the Company's closing stock price on the NASDAQ National Market System ("NASDAQ NMS") on the date of the option grant (October 1, 2001), such options to be granted pursuant to the Company's 1999 Stock Incentive Plan (the "Plan") in accordance with the Option Agreement attached hereto as EXHIBIT C. The options granted as described above have been approved by the Company's Board of Directors and will be governed in all respects by the Plan, and Executive and the Company agree to act in accordance with the terms of the Plan. Executive will also receive an additional option to purchase 50,000 shares of the Company's common stock following the completion of his relocation to Austin, Texas, such options to be issued at an exercise price equal to the Company's closing stock price on the NASDAQ National Market System ("NASDAQ NMS") on the date of the option grant, subject to approval by the Company's Board of Directors.

       10. NO CONFLICTING OBLIGATIONS. Executive represents and warrants to the Company that (i) this Agreement is valid and binding upon and enforceable against him



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                in accordance with its terms, (ii) Executive is not bound by or subject to any contractual or other obligation that would be violated by his execution or performance of this Agreement, including, but not limited to, any non-competition agreement presently in effect, and (iii) Executive is not subject to any pending or, to Executive's knowledge, threatened claim, action, judgment, order, or investigation that could adversely affect his ability to perform his obligations under this Agreement or the business reputation of the Company.

       11.      INDEMNIFICATION.

                Executive undertakes to be responsible for any income tax, Executive's National Insurance contributions, fines, interest and/or penalties arising in respect of payments received by Executive under the Hoover's Europe Employment Agreement while Executive was an employee of Hoover's Europe (the "Excess Tax") and Executive hereby indemnifies and shall keep indemnified the Company Hoover's for any such Excess Tax incurred by the Company or Hoover's Europe (excluding any interest or penalties incurred by reason of the default of the Company or Hoover's Europe) provided that the Company notifies Executive within 14 days of receipt of any demand from the Inland Revenue ("IR") and agrees to provide Executive with all reasonable cooperation in relation to any representations that Executive may wish to make to the IR concerning such demand. Provided Executive has not already paid the sum directly to the Inland Revenue, Executive undertakes immediately to pay to the Company any such Excess Tax when requested by the Company.

       12.      NONTRANSFERABILITY.

                Neither this Agreement nor any rights or obligations hereunder may be assigned by the Executive without the prior written consent of the Company.

       13.      WAIVER.

                The parties acknowledge and agree that the failure of either party to enforce any provision of this Employment Agreement shall not constitute a waiver of that particular provision, or of any other provisions of this Employment Agreement.

       14.      NOTICE.



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                Any notice required or permitted to be given hereunder shall be in writing and delivered personally or mailed by prepaid registered mail to the party to be notified at the following addresses (or such other addresses as one party may notify the other of:

                (a)      To the Company at:

                         Hoover's, Inc.
                         5800 Airport Blvd.
                         Austin, Texas 78752
                         Attention:    CEO

                  (b)    To the Executive at:

                         Russell Secker

                         [*]
                         [*]

       Any notice mailed as aforesaid shall be deemed to have been received on the third day following the mailing thereof.

       15.      GOVERNING LAW AND FORUM FOR DISPUTES.

                This Agreement shall be interpreted in accordance with the laws of the State of Texas. The parties agree that any dispute arising hereunder shall be subject to final and binding arbitration conducted pursuant to the rules of the American Arbitration Association and the arbitration shall take place in Austin, Texas; provided that following a Change of Control, either party may, at their discretion, seek to resolve a dispute arising hereunder through arbitration, as described above, or by filing suit subject to the jurisdiction and venue provisions described below. The parties further agree that all disputes and/or proceedings which are not subject to final and binding arbitration or to enforce the results of such arbitration shall be submitted to the District Court of Travis County, Texas, which shall have exclusive jurisdiction and venue of any such dispute and/or proceeding and, also, shall have jurisdiction to enter any and all equitable relief ancillary to any such proceeding. The Executive acknowledges that a material portion of the business of the Company is conducted in Texas, and consents to the jurisdiction of, and service of process by, such court. Executive understands and agrees that the arbitration shall be instead of any jury trial



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                and that the arbitrator's decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof. Each party will split the cost of the arbitration filing and hearing fees, and the cost of the arbitrator; each side will bear its own attorneys' fees; that is, the arbitrator will not have authority to award attorneys' fees UNLESS a statutory section at issue in the dispute authorizes the award of attorneys' fees to the prevailing party, in which case the arbitrator has authority to make such award as permitted by the statute in question. The only claims or disputes not covered by this paragraph are disputes related to (i) claims for benefits under the unemployment insurance or workers' compensation laws, and (ii) issues affecting the validity, infringement or enforceability of any trade secret or patent rights held or sought by the Company or which the Company could otherwise seek and (iii) issues pertaining to the validity, enforceability or breach of Sections 6 or 8 of this Agreement; in the foregoing cases such claims or disputes shall not be subject to arbitration and will be resolved pursuant to applicable law.

       16.      FINAL AGREEMENT.

                Both parties acknowledge and agree that this Agreement constitutes the complete and entire agreement between the parties with respect to the subject matter hereof; that the parties have executed this Agreement based upon the express terms and provisions set forth herein; that the parties have not relied on any representations, oral or written, which are not set forth in this Agreement; that no previous agreement, either oral or written, shall have any effect on the terms or provisions of this Agreement; and, that all previous employment agreements, either oral or written, are expressly superseded and revoked by this Agreement.

       17.      MODIFICATION.

                Both parties acknowledge and agree that the covenants and/or provisions of this Agreement may not be modified by any subsequent agreement unless the modifying agreement (i) is in writing, (ii) contains an express provision referencing this Agreement and (iii) is signed by the Company and the Executive.




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       18.      BINDING EFFECT.

                This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

       19.      LEGAL CONSULTATION.

                The Executive and the Company acknowledge and agree that both parties have been accorded a reasonable opportunity to review this Agreement with legal counsel prior to the execution of this Agreement.












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         IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                                        "COMPANY"

                                        HOOVER'S, INC., a Delaware corporation



                                        By:
                                        Name:
                                        Title:


                                        "EXECUTIVE"




                                        RUSSELL SECKER
                                        SOCIAL SECURITY #:  [*]















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                                    EXHIBIT A

      SCHEDULE FOR TRAVEL BETWEEN AUSTIN, TEXAS AND LONDON, ENGLAND


    DATE:                                              LOCATION:

    [*]                                                [*]













    The foregoing schedule is subject to reasonable adjustments, as mutually agreed between the parties.













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                                                          EXHIBIT B



Name:                                     Russell Secker
Position                                  SVP Product Management
                                          $180,000 (effective Oct. 1,
Annual Salary                             2001)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  GOOD               SUPERIOR            EXCELLENT
BONUS %                                                                            15%                 30%                  50%
TOTAL BONUS DOLLARS AVAILABLE AT LEVEL                                           $13,500             $27,000              $45,000
----------------------------------------------------------------------------------------------------------------------------------
                                          [*]
                                                                 WEIGHTING
                                    GOALS FY 02                   FACTOR

-----------------------------------------------------------------------------------------------------------------------------------
[*]                                       [*]                       30%    [*]                  [*]                 [*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]                                       [*]                       30%    [*]                  [*]                 [*]
-----------------------------------------------------------------------------------------------------------------------------------
Specific Operational Goals                                          40%    CEO evaluation       CEO evaluation      CEO evaluation
(as referenced below)
-----------------------------------------------------------------------------------------------------------------------------------
* Assumes no change in FASB rules regarding amortization of goodwill. Any reduction in goodwill expense required by FASB is added to this number.









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Assumptions

1. Bonus Plan applies to salary base for October 1, 2001 through March 31, 2002. Bonus for April 1, 2001 through September 30, 2001 will be based on HEU bonus plan and salary base.
2.       [*]
3.       [*]
4.       [*]
5. This plan applies to the full FY 2002, and the executive must be in place at the conclusion of FY 2002 (March 31, 2002) to collect any benefits under it, except in the event of termination for any reason following a change in control in which case bonus will be paid pro rata following fiscal year end. Except in the case of a change of control, this restriction will apply regardless of the cause of executive's termination of employment, subject to the provisions of executive's Employment Agreement with the Company.
6. The determination of whether non-quantitative targets have been made and if so, whether they were at the Good, Superior or Excellent levels shall be made by the CEO.
7. All payments to Executives under this plan must be approved by the Board in advance, following a presentation by CEO.

Operational Goals

         [*]




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                                    EXHIBIT C

                                     [LOGO]



                                 HOOVER'S, INC.
                       NOTICE OF GRANT OF STOCK OPTION
                       -------------------------------

                  Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Hoover's, Inc. (the "Corporation"):

                  OPTIONEE:  Russell J. R. Secker

                  GRANT DATE:  October 1, 2001

                  VESTING COMMENCEMENT DATE:  October 1, 2002

                  EXERCISE PRICE:  $2.25

                  NUMBER OF OPTION SHARES:  50,000

                  EXPIRATION DATE:  October 1, 2011

                  TYPE OF OPTION: Incentive Options to the extent of limitations imposed by Internal Revenue Code Section 422. In the event that all or any portion of the Option does not qualify under
                  Section 422, such portion shall be classified as a Non-Qualified Stock Option.

                  EXERCISE SCHEDULE: The Option shall become exercisable with respect to twenty five percent (25%) of the Option Shares upon Optionee's completion of each year of Service over the four (4) year period measured from the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

                  Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Hoover's, Inc. 1999 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the


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Stock Option Agreement and any Addenda to such Stock Option Agreement attached hereto as Exhibit A. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

                  NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

                  DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.


DATED: October 1, 2001











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                                     HOOVER'S, INC.

                                     By:
                                        ----------------------------------------
                                     Title:

                                     -------------------------------------------




                                     -------------------------------------------
                                     Russell J.R. Secker

                                     Address:
                                               ---------------------------------

                                     -------------------------------------------



         ATTACHMENTS
         Exhibit A - Stock Option Agreement





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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

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